


THE MAIN






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Fiscal Second Quarter 2026 Results Conference Call

January 22, 2026

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Second Quarter 2026 Results

Q2FY26 sales and profitability successfully offset non-recurring demand surge in Q2FY25

Q2FY26 performance was noteworthy in view of an elevated prior-year comparison, during which the Display Solutions segment delivered 50% organic sales growth following an industry-wide surge in project activity

Strategic price and cost actions partially offset cost inflation, contributing to stable margin realization

Generated Q2FY26 adjusted EBITDA margin of 9.1%, +10 bps versus PY; strategic focus on project pricing, productivity, and cost discipline served to offset cost inflation in the second quarter; margin management remains a priority

Working capital efficiencies contributed to strong free cash flow in Q2FY26, continued debt reduction

Delivered $23.3 million free cash flow in Q2FY26, or $37.7 million on a TTM basis through Dec. 31, 2025; resulting in ratio of net debt to trailing twelve-month adjusted EBITDA of 0.4x

Lighting Segment: +15% organic revenue growth versus PY on market share gains, increased large project activity

Large project shipments within the Lighting segment doubled when compared to the prior-year period, while recent investments in our national account strategy have resulted in new customer conversions and project wins. Adj. Gross margin rate improved 190 bps

Display Solutions Segment: Improved order activity supports increased demand entering second half of fiscal 2026

Maintaining a high level of project execution across large, multi-year customer programs in the Refueling / C-Store vertical; QSR remains sluggish; Grocery vertical demand patterns returning to seasonal levels after two years of significant disruption, enabling improved productivity and customer service levels

Market activity encouraging entering fiscal third quarter 2026

Anticipate y/y growth in Q3FY26; Exiting Q2FY26, Lighting segment orders were 10% above prior-year levels, resulting in a book-to-bill ratio above 1.0x, while in the Display Solutions segment, orders in the Grocery vertical increased 20% above the prior year, supporting improved segment backlog

Strong free cash flow conversion, improved balance sheet optionality, improving demand conditions

CONSOLIDATED FINANCIAL RESULTS

Demonstrated Value of Diversified Model

Successful in offsetting elevated PY sales comps with growth in Lighting and continued large C-Store projects in Display

Stable Margin Realization Due to Price, Cost Actions

Q2FY26 adjusted operating margin of 7.9%; adjusted net income +6% y/y; adjusted EBITDA margin 9.1% +10 bps y/y

Positioned for Y/Y Growth Entering Q3FY26

Combination of increased order rates and backlog, new customer conversions, along with existing large program fulfillment support constructive outlook

Total Net Sales ($M)


$147.7
$147.0
Q2FY25
Q2FY26

Operating Income ($M)


7.9%
8.0%
$8.5
$11.7
$8.9
$11.7
Q2FY25
Q2FY26
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)


5.4%
5.7%
$5.6
$8.0
$6.3
$8.4
Q2FY25
Q2FY26
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)


9.0%
9.1%
$13.3
$13.4
Q2FY25
Q2FY26
% Sales

LIGHTING SEGMENT UPDATE

Strong Organic Growth, Margin Expansion

Delivered 15% y/y organic sales growth, represents the third consecutive quarter of double-digit growth. Adj. Gross Margin increased 190 bps

Continued Progress Prioritizing Key Vertical Markets

Volume of large project shipments doubled on a y/y basis; National Accounts strategy resulting in new customer acquisitions

Solid Order Rates Support Positive Outlook

Lighting segment order +10% above PY; continued demand momentum across vertical markets entering Q3FY26



Lighting Segment Sales ($M)
$58.2
$66.7
Q2FY25
Q2FY26



Lighting Segment Adj. Gross Margin ($M)
32.7%
34.6%
$19.0
$23.0
Q2FY25
Q2FY26
% Sales



Lighting Segment Adj. Operating Income ($M)
11.5%
12.3%
$6.7
$8.2
Q2FY25
Q2FY26
% Sales



Lighting Segment Adjusted EBITDA ($M)
12.7%
13.4%
$7.4
$8.9
Q2FY25
Q2FY26
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Strong Project Execution Across Multi-Year Programs

Sales impacted by event driven, elevated PY levels. Gross margin rate improved despite lower sales, reflecting more steady demand, improving productivity and service

Improved Order Rate and Backlog for Grocery Vertical

Return to seasonal demand patterns generated grocery book-to-bill of 1.2 vs. below 1.0 last year; refueling/c-store steady at healthy level; QSR remains soft

Expect Revenue Growth in 2nd Half Fiscal 2026

Favorable health of most key markets, along with expected project release activity supports growth opportunities for 2nd half FY26



Display Solutions Segment Sales ($M)
$89.5
$80.3
Q2FY25
Q2FY26



Display Solutions Segment Adj. Gross Margin ($M)
17.7%
18.0%
$15.9
$14.5
Q2FY25
Q2FY26
% Sales



Display Solutions Segment Adj. Op. Income ($M)
10.5%
9.1%
$9.4
$7.3
Q2FY25
Q2FY26
% Sales



Display Solutions Segment Adjusted EBITDA ($M)
11.4%
10.3%
$10.2
$8.3
Q2FY25
Q2FY26
% Sales

WORKING CAPITAL UPDATE

Working Capital Declined 11% Sequentially in Q2FY26

Cash conversion on expected AR reduction, disciplined inventory management contributed to $12.2 million sequential decline in total working capital

Inventory Levels Remain Consistent With Current Demand Conditions

Effectively managing supply availability; y/y increased in inventory related to low PY levels after strong shipments quarter; addition of Canada's Best Holdings, and supporting expected Q3 sales

Total Working Capital ($M)



$84.9
$96.3
$96.8
$112.4
$100.1
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Net Accounts Receivable ($M)



$81.3
$98.0
$104.3
$114.8
$90.6
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Total Inventory ($M)



$69.4
$74.5
$79.8
$78.9
$82.0
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

BALANCE SHEET UPDATE

Significant Liquidity to Support Growth

More than $103 million of cash and available liquidity under our $125 million credit facility maturing in 2031

Strong Free Cash Flow Generation

Q2FY26 free cash flow $23.3 million, on pace to deliver our fourth consecutive year of cash flow greater than $30 million

Continued Debt Reduction, Net Leverage of 0.4x

After investing $20+ million to acquire Canada's Best during Q3FY25, net leverage is below PY levels at 0.4x as of Dec. 31, 2025

Available Liquidity ($M)



$66.5
$103.4
Q2FY25
Q2FY26

TTM Free Cash Flow ($M)[1]



$41.4
$35.0
$34.6
$22.9
$37.7
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

Net Debt Outstanding ($M)[2]



$33.5
Net Leverage 0.6x
$51.1
Net Leverage 1.0x
Acquired Canada's Best for $26 Million Cash
$45.1
Net Leverage 0.8x
$43.5
Net Leverage 0.8x
$21.5
Net Leverage 0.4x
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending December 31, 2024, and December 31, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

NON-GAAP RECONCILIATION

Reconciliation of Reported Gross Margin to Adjusted Gross Margin

LSI Industries	Q2 2005	Q2 2026
Net Sales	147,734	147,002
Gross Margin	34,861	37,434
Lease expense on the step-up basis of acquired leases	69	68
Severance costs/Restructuring costs	-	5
Adjusted Gross Margin	**34,930**	**37,507**
Adjusted Gross Margin %	23.6%	25.5%

Lighting Segment	Q2 2005	Q2 2026
Net Sales	58,210	66,672
Gross Margin	19,033	23,037
Severance costs/Restructuring costs	-	(1)
Adjusted Gross Margin	**19,033**	**23,036**
Adjusted Gross Margin %	**32.7%**	**34.6%**

Display Solutions Segment	Q2 2005	Q2 2026
Net Sales	89,524	80,329
Gross Margin	15,820	14,402
Lease expense on the step-up basis of acquired leases	69	68
Severance costs/Restructuring costs	-	6
Adjusted Gross Margin	**15,889**	**14,476**
Adjusted Gross Margin %	**17.7%**	**18.0%**

NON-GAAP RECONCOLIATION

Reconciliation of Reported Operating Income to Adjusted Operating Income

LSI Industries	Q2 2025	Q2 2026
Net Sales	**147,734**	**147,002**
Operating Income	**8,459**	**8,865**
Acquisition Costs	81	200
Amortization expense of acquired intangible assets	1,408	1,499
Lease expense on the step-up basis of acquired leases	69	68
Severance costs/Restructuring costs	-	-
Long-term performance based compensation	1,669	1,002
Adjusted Operating Income	**11,686**	**11,634**
Adjusted Operating %	**7.9%**	**7.9%**
Depreciation expense	1,610	1,728
Adjusted EBITDA	**13,296**	**13,362**
Adjusted EBITDA %	**9.0%**	**9.1%**

Lighting Segment	Q2 2025	Q2 2026
Net Sales	**58,210**	**66,672**
Operating Income	**5,972**	**7,547**
Amortization expense of acquired intangible assets	603	603
Severance costs/Restructuring costs	-	(1)
Long-term performance based compensation	140	81
Adjusted Operating Income	**6,715**	**8,230**
Adjusted Operating %	**11.5%**	**12.3%**
Depreciation expense	677	673
Adjusted EBITDA	**7,392**	**8,903**
Adjusted EBITDA %	**12.7%**	**13.4%**

Display Solutions Segment	Q2 2025	Q2 2026
Net Sales	**89,524**	**80,329**
Operating Income	**8,127**	6,076
Amortization expense of acquired intangible assets	804	896
Lease expense on the step-up basis of acquired leases	69	68
Severance costs/Restructuring costs	-	6
Long-term performance based compensation	358	254
Adjusted Operating Income	**9,358**	**7,300**
Adjusted Operating %	**10.5%**	**9.1%**
Depreciation expense	851	953
Adjusted EBITDA	**10,209**	**8,253**
Adjusted EBITDA %	**11.4%**	**10.3%**

Note: Effective in the first quarter of fiscal 2025, LSI began to include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Reconciliation of Reported Net Income to Adjusted Net Income

LSI Industries	Q2 2025	Q2 2026
Net Income Reported	**$ 5,647**	**$ 6,348**
Income tax	1,702	2,047
Interest expense, net	728	573
Other expense (income)	382	(103)
Operating Income as Reported	**8,459**	**8,865**
Depreciation and amortization	3,018	3,227
EBITDA	**$ 11,477**	**$ 12,092**
Consulting expense: Commercial Growth Initiatives	$ 81	$ -
Acquisition Costs	-	200
Lease expense on the step-up basis of acquired leases	69	68
Severance costs/Restructuring costs	-	-
Long-term performance based compensation	1,669	1,002
Adjusted EBITDA	**$ 13,296**	**$ 13,362**
Adjusted EBITDA as a percentage of Sales	**9.0%**	**9.1%**

Note: Effective in the first quarter of fiscal 2025, LSI began to include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Reconciliation of Cash Flow from Operations to Free Cash Flow

Free Cash Flow	**Q2 2025**	**Q3 2025**	**Q4 2025**	**Q1 2026**	**Q2 2026**
Cash flow from operations	$ 9,891	$ 6,882	$ 9,499	$ 675	$ 24,984
Less: Capital expenditures	$ (1,066)	$ (690)	$ (950)	$ (967)	$ (1,684)
Free cash flow	$ 8,825	$ 6,192	$ 8,549	$ (292)	$ 23,300

Net Debt Outstanding and Leverage Ratio	**Q2 2025**	**Q3 2025**	**Q4 2025**	**Q1 2026**	**Q2 2026**
Total debt	38,186	55,360	48,557	50,676	27,939
Less: cash	(4,712)	(4,301)	(3,457)	(7,143)	(6,407)
Net debt	$ 33,474	$ 51,059	$ 45,100	$ 43,533	$ 21,532
Adjusted EBITDA - trailing twelve months	$ 52,006	$ 52,024	$ 54,982	$ 57,308	$ 57,286
Net leverage ratio	0.6	1.0	0.8	0.8	0.4

NON-GAAP RECONCOLIATION

Organic Vs. Inorganic Sales Growth

Organic compared to Inorganic Sales	Second Quarter Q2 2025	Second Quarter Q2 2026	% Variance
Lighting Segment	$ 58,210	$ 66,672	15%
Display Solutions Segment			
- Comparable Display Solutions Sales	89,524	74,001	-17%
- Canada's Best	-	6,329	
Total Diplay Solutions Sales	$ 89,524	$ 80,330	-10%
Total net sales	$ 147,734	$ 147,002	-
Less:			
Canada's Best Holdings	-	6,328	-
Total organic net sales	$ 147,734	$ 140,674	-5%

Organic compared to Inorganic Sales	Year-to-Date YTD 2025	Year-to-Date YTD 2026	% Variance
Lighting Segment	$ 116,646	$ 135,726	16%
Display Solutions Segment			
- Comparable Display Solutions Sales	169,183	153,278	-9%
- Canada's Best	-	15,247	-
Total Diplay Solutions Sales	$ 169,183	$ 168,525	-
Total net sales	$ 285,829	$ 304,251	6%
Less:			
Canada's Best Holdings	-	15,247	-
Total organic net sales	$ 285,829	$ 289,004	1%


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LSI Investor Relations